                                   EXHIBIT 10

                               MATERIAL CONTRACTS

                     NON-QUALIFIED STOCK OPTION TO PURCHASE
                          SHARES OF WISMER*MARTIN, INC.

                               WISMER*MARTIN, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT dated the 18TH day of March, 1995, to be effective January 31, 1995, between WISMER*MARTIN, INC., a Washington corporation (hereinafter the "Company"), and DOUGLAS WILLFORD (hereinafter the "Optionee").

1. GRANT OF OPTION/PURCHASE PRICE. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of 100,000 shares of common stock of the Company ("Stock") at the purchase price of $1.60 per share.

2.   ACCRUAL AND EXERCISE OF OPTION.

     a.  ACCRUAL OF INCREMENT.   This option may be exercised in full (without
         increments) at any time and the exercisability date is January 31, 1995 for purposes of this agreement.

     b. THREE YEAR EXERCISE PERIOD. Each increment shall be assigned an "exercisability date" which shall be the date said increment became exercisable under Section 2(a). For the purpose of this agreement, the "exercise period" with respect to an increment shall be the period beginning on said increment's exercisability date and ending on the earlier of (i) the date specified at Section 2(d), below, or
         (ii) the third anniversary of said exercisability date. The Optionee shall have the right to purchase any shares covered by an increment, in the manner set forth in Section 2(c), below, during said increment's exercise period. The right to purchase any shares covered by an increment shall terminate and lapse as of the last day of said increment's exercise period.

     c. METHOD OF EXERCISE. During the increment's exercise period, Optionee may exercise his rights hereunder with respect to said increment in installments (equal or unequal), at any time or times, as determined by Optionee; provided, this option with respect to an increment, in whole or in part, Optionee must, during the exercise period, deliver to the Company a notice of exercise along with the full cash purchase price required at Section 1 of the shares to be purchased. Upon receiving notice of exercise and the cash purchase price, the Company shall prepare and issue to the Optionee a certificate for the number of shares designated in the notice. Optionee may only exercise his rights hereunder in sequential order. Thus, for example, there may be no exercise with respect to the second increment while any portion of the first increment is outstanding. For the purchase of this Agreement, an increment will be treated as outstanding until such increment is exercised in full or is expired by reason of termination and lapse under Section 2(b) above.

         d.   TERMINATION OF ACCRUALS/TERMINATION OF PURCHASE RIGHTS.

          i) TERMINATION FOR CAUSE. Upon an occurrence of an event which constitutes a basis for the termination of Optionee's employment "for cause", all rights under this Option Agreement, both accrued
              and unaccrued, shall terminate and lapse.   Thus, upon the date
              of said event, no unexerciseable increment shall thereafter become exercisable and no further purchases with respect to outstanding and exercisable increments may occur. For the purposes of this Section 2(d)(i), any of the following shall constitute a basis for a "for cause" termination:

              (a) CONVICTION OF A CRIME. The conviction of the Optionee of any (i) crime involving moral turpitude, or (ii) any felony.

              (b) BREACH OF FIDUCIARY OBLIGATION. The Optionee's breach of any fiduciary obligation owed to the Company.

              (c) The Optionee's failure to diligently and satisfactorily discharge his obligations of employment (for reasons other than death or disability).

          ii) TERMINATION OF EMPLOYMENT WITHOUT CAUSE. Upon the date of Optionee's employment with the Company is terminated by Optionee or Company without cause, (a) no exercisable increment under
              Section 2(a) shall thereafter become exercisable, and (b) Optionee shall have the right, exercisable within sixty (60) days after said employment termination, to exercise this Option (with respect to any increment exercisable on the date of said employment termination) in the manner described at Section 2(c). Upon the expiration of said sixty (60) day period, all rights under this Option Agreement shall terminate and lapse. For purposes of the foregoing, the date of employment termination shall mean the earlier of the date on which the Optionee or the Company gives notices to the other of Optionee's termination of employment or the date said employment actually terminates.

          iii) TERMINATION BY REASON OF DEATH OR DISABILITY. Upon the Optionee's death or disability, (A) no unexerciseable increment under Section 2(a) shall thereafter become exercisable, (b) the Personal Representative (or other legal representative) of Optionee's estate shall have the right, exercisable within ninety (90) days after the date of Optionee's death or the date of Optionee's disability, to exercise this option (with respect to any increment exercisable on the date of death or disability) in the manner described in Section 2(c). Upon the expiration of said ninety (90) day period, all rights under this Option Agreement shall terminate and lapse. For the purposes of the foregoing, (A) Optionee's employment shall be considered to have terminated by reason of disability if Optionee, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment with the Company for an indefinite period which the Company determines to be of long and continued duration, and (B) the date of disability shall be the date of said determination by the Company.

          iv) DISSOLUTION/MERGER OR SALE OF ASSETS. Optionee's rights in the event of a dissolution, merger or sale of assets shall be as set forth at Section 8.

     e. NONTRANSFERABILITY. Except as specifically provided at Section 2(d), this Option shall be exercisable only by Optionee, as permitted under this Agreement, while Optionee is employed by the Company.

     f. ADJUSTMENTS. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the common stock, then in any such event, the number and kind of shares subject to this option and their purchase price per share may be appropriately increased or decreased consistent with such change in such manner as the Company's Board of Directors, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted Optionee hereunder. Any adjustment so made or any decision not to make an adjustment shall be final and binding upon Optionee.

     g.   NO RIGHTS AS SHAREHOLDER.   Optionee shall have no rights as a
          shareholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

     h. NO RIGHT TO CONTINUE EMPLOYMENT. This option shall not confer upon Optionee any right with respect to continuance of employment by the Company, nor interfere in any way with the right of the Company to terminate his employment at any time.

     i. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. In addition, the Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed, and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company, in its sole discretion, shall determine to be necessary to be advisable. This option may not be exercised and the Company shall have no liability under this agreement if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to any applicable law.

     j.   WITHHOLDING TAXES.   Prior to the issuance of Stock pursuant to any
          exercise, the Company shall (i) require the Optionee to remit to the Company an amount sufficient to satisfy all withholdings and employment taxes, and other obligations of the Company arising as a result of Optionee's exercise, or (ii) make such other arrangements for the payment of such obligations as the Board of Directors shall determine.

3. RESTRICTIONS. Shares of common stock acquired pursuant to this Option shall be subject to any and all federal and state securities laws and other restrictions applicable to the common stock of the Company.

4. NOTICES. Any notice hereunder to the Company shall be addressed to it at its offices. 12828 N. Newport Highway, Mead, Washington 99021, and any notice hereunder to Optionee shall be addressed to him at the address specified below; subject to the right of either party to designate at any time hereafter in writing some other address. Notice shall be in writing delivered in person (effective upon deliver) or by U.S. or certified mail, return receipt requested (effective when properly addressed and mailed).

5. GOVERNING LAW. This Agreement shall be interpreted, construed and governed according to the laws of the State of Washington.

6. ATTORNEYS FEES. In the event that any party shall bring an action in connection with the performance, breach or interpretation of this agreement, or in any way relating to the transactions contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party all reasonable costs and expenses of litigation, including attorneys fees, court costs, costs of investigation, accounting and other costs reasonably related to such litigation, in such amount as may be determined in the sole discretion of the court having jurisdiction over such action.

7. ENTIRE AGREEMENT; AMENDMENT. This Agreement shall constitute the entire agreement between the parties hereto respecting options hereunder and may not be modified or amended, except by a written instrument signed by each of the parties hereto, expressing such modification or amendment. This Agreement completely supersedes any other agreement (oral or written) between the parties hereto respecting the options contemplated hereunder.

8. DISSOLUTION/MERGER/SALE OF ASSETS. Upon (i) the legal dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving company, or (iii) the sale of substantially all of the Company's assets, any increment which has not yet become exercisable pursuant to Section 2(a) shall automatically become exercisable and Optionee shall have the right, exercisable within thirty
     (30) days after the date of the shareholders of the Company approve said dissolution, liquidation, merger or consolidation, or sale of assets, to exercise this option, in whole or in part, by delivering to the Company, within said thirty (30) day period, a written notice of exercise along with the full cash purchase price required at Section 1 of the shares to be purchased. Upon the expiration of said thirty (30) day period, all rights under this Option Agreement shall terminate and lapse.

9.   LEGAL AUTHORITY TO ISSUE STOCK.   The inability of the Company to obtain
     from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company of the lawful issuance and sale of its stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell stock as to which the requisite authority has not been obtained.

     IN WITNESS WHEREOF, WISMER*MARTIN, INC. has caused this Agreement to be executed by its President and Optionee has executed this Agreement, both as of the day and year first above written.


COMPANY:                      WISMER*MARTIN, INC.



                                    /s/ Ronald L. Holden
                              -----------------------------------


OPTIONEE:                        /s/ Douglas A. Willford
                              ----------------------------------
                              DOUGLAS WILLFORD


               Address:          5015 Nighthawk Way
                              -----------------------------------

                                 Oceanside, CA  92056-5444
                              -----------------------------------

                     NON-QUALIFIED STOCK OPTION TO PURCHASE
                          SHARES OF WISMER*MARTIN, INC.

                               WISMER*MARTIN, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT dated the 18TH day of March, 1995, to be effective January 31, 1995, between WISMER*MARTIN, INC., a Washington corporation (hereinafter the "Company"), and WILLIAM CAMPBELL (hereinafter the "Optionee").

1. GRANT OF OPTION/PURCHASE PRICE. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of 175,000 shares of common stock of the Company ("Stock") at the purchase price of $1.60 per share.

2.   ACCRUAL AND EXERCISE OF OPTION.

     a.  ACCRUAL OF INCREMENT.   This option may be exercised in full (without
         increments) at any time and the exercisability date is January 31, 1995 for purposes of this agreement.

     b. THREE YEAR EXERCISE PERIOD. Each increment shall be assigned an "exercisability date" which shall be the date said increment became exercisable under Section 2(a). For the purpose of this agreement, the "exercise period" with respect to an increment shall be the period beginning on said increment's exercisability date and ending on the earlier of (i) the date specified at Section 2(d), below, or
         (ii) the third anniversary of said exercisability date. The Optionee shall have the right to purchase any shares covered by an increment, in the manner set forth in Section 2(c), below, during said increment's exercise period. The right to purchase any shares covered by an increment shall terminate and lapse as of the last day of said increment's exercise period.

     c. METHOD OF EXERCISE. During the increment's exercise period, Optionee may exercise his rights hereunder with respect to said increment in installments (equal or unequal), at any time or times, as determined by Optionee; provided, this option with respect to an increment, in whole or in part, Optionee must, during the exercise period, deliver to the Company a notice of exercise along with the full cash purchase price required at Section 1 of the shares to be purchased. Upon receiving notice of exercise and the cash purchase price, the Company shall prepare and issue to the Optionee a certificate for the number of shares designated in the notice. Optionee may only exercise his rights hereunder in sequential order. Thus, for example, there may be no exercise with respect to the second increment while any portion of the first increment is outstanding. For the purchase of this Agreement, an increment will be treated as outstanding until such increment is exercised in full or is expired by reason of termination and lapse under Section 2(b) above.

         d.   TERMINATION OF ACCRUALS/TERMINATION OF PURCHASE RIGHTS.

          i) TERMINATION FOR CAUSE. Upon an occurrence of an event which constitutes a basis for the termination of Optionee's employment "for cause", all rights under this Option Agreement, both accrued
              and unaccrued, shall terminate and lapse.   Thus, upon the date
              of said event, no unexerciseable increment shall thereafter become exercisable and no further purchases with respect to outstanding and exercisable increments may occur. For the purposes of this Section 2(d)(i), any of the following shall constitute a basis for a "for cause" termination:

              (a) CONVICTION OF A CRIME. The conviction of the Optionee of any (i) crime involving moral turpitude, or (ii) any felony.

              (b) BREACH OF FIDUCIARY OBLIGATION. The Optionee's breach of any fiduciary obligation owed to the Company.

              (c) The Optionee's failure to diligently and satisfactorily discharge his obligations of employment (for reasons other than death or disability).

          ii) TERMINATION OF EMPLOYMENT WITHOUT CAUSE. Upon the date of Optionee's employment with the Company is terminated by Optionee or Company without cause, (a) no exercisable increment under
              Section 2(a) shall thereafter become exercisable, and (b) Optionee shall have the right, exercisable within sixty (60) days after said employment termination, to exercise this Option (with respect to any increment exercisable on the date of said employment termination) in the manner described at Section 2(c). Upon the expiration of said sixty (60) day period, all rights under this Option Agreement shall terminate and lapse. For purposes of the foregoing, the date of employment termination shall mean the earlier of the date on which the Optionee or the Company gives notices to the other of Optionee's termination of employment or the date said employment actually terminates.

          iii) TERMINATION BY REASON OF DEATH OR DISABILITY. Upon the Optionee's death or disability, (A) no unexerciseable increment under Section 2(a) shall thereafter become exercisable, (b) the Personal Representative (or other legal representative) of Optionee's estate shall have the right, exercisable within ninety (90) days after the date of Optionee's death or the date of Optionee's disability, to exercise this option (with respect to any increment exercisable on the date of death or disability) in the manner described in Section 2(c). Upon the expiration of said ninety (90) day period, all rights under this Option Agreement shall terminate and lapse. For the purposes of the foregoing, (A) Optionee's employment shall be considered to have terminated by reason of disability if Optionee, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment with the Company for an indefinite period which the Company determines to be of long and continued duration, and (B) the date of disability shall be the date of said determination by the Company.

          iv) DISSOLUTION/MERGER OR SALE OF ASSETS. Optionee's rights in the event of a dissolution, merger or sale of assets shall be as set forth at Section 8.

     e. NONTRANSFERABILITY. Except as specifically provided at Section 2(d), this Option shall be exercisable only by Optionee, as permitted under this Agreement, while Optionee is employed by the Company.

     f. ADJUSTMENTS. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the common stock, then in any such event, the number and kind of shares subject to this option and their purchase price per share may be appropriately increased or decreased consistent with such change in such manner as the Company's Board of Directors, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted Optionee hereunder. Any adjustment so made or any decision not to make an adjustment shall be final and binding upon Optionee.

     g.   NO RIGHTS AS SHAREHOLDER.   Optionee shall have no rights as a
          shareholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

     h. NO RIGHT TO CONTINUE EMPLOYMENT. This option shall not confer upon Optionee any right with respect to continuance of employment by the Company, nor interfere in any way with the right of the Company to terminate his employment at any time.

     i. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. In addition, the Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed, and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company, in its sole discretion, shall determine to be necessary to be advisable. This option may not be exercised and the Company shall have no liability under this agreement if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to any applicable law.

     j.   WITHHOLDING TAXES.   Prior to the issuance of Stock pursuant to any
          exercise, the Company shall (i) require the Optionee to remit to the Company an amount sufficient to satisfy all withholdings and employment taxes, and other obligations of the Company arising as a result of Optionee's exercise, or (ii) make such other arrangements for the payment of such obligations as the Board of Directors shall determine.

3. RESTRICTIONS. Shares of common stock acquired pursuant to this Option shall be subject to any and all federal and state securities laws and other restrictions applicable to the common stock of the Company.

4. NOTICES. Any notice hereunder to the Company shall be addressed to it at its offices. 12828 N. Newport Highway, Mead, Washington 99021, and any notice hereunder to Optionee shall be addressed to him at the address specified below; subject to the right of either party to designate at any time hereafter in writing some other address. Notice shall be in writing delivered in person (effective upon deliver) or by U.S. or certified mail, return receipt requested (effective when properly addressed and mailed).

5. GOVERNING LAW. This Agreement shall be interpreted, construed and governed according to the laws of the State of Washington.

6. ATTORNEYS FEES. In the event that any party shall bring an action in connection with the performance, breach or interpretation of this agreement, or in any way relating to the transactions contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party all reasonable costs and expenses of litigation, including attorneys fees, court costs, costs of investigation, accounting and other costs reasonably related to such litigation, in such amount as may be determined in the sole discretion of the court having jurisdiction over such action.

7. ENTIRE AGREEMENT; AMENDMENT. This Agreement shall constitute the entire agreement between the parties hereto respecting options hereunder and may not be modified or amended, except by a written instrument signed by each of the parties hereto, expressing such modification or amendment. This Agreement completely supersedes any other agreement (oral or written) between the parties hereto respecting the options contemplated hereunder.

8. DISSOLUTION/MERGER/SALE OF ASSETS. Upon (i) the legal dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving company, or (iii) the sale of substantially all of the Company's assets, any increment which has not yet become exercisable pursuant to Section 2(a) shall automatically become exercisable and Optionee shall have the right, exercisable within thirty
     (30) days after the date of the shareholders of the Company approve said dissolution, liquidation, merger or consolidation, or sale of assets, to exercise this option, in whole or in part, by delivering to the Company, within said thirty (30) day period, a written notice of exercise along with the full cash purchase price required at Section 1 of the shares to be purchased. Upon the expiration of said thirty (30) day period, all rights under this Option Agreement shall terminate and lapse.

9.   LEGAL AUTHORITY TO ISSUE STOCK.   The inability of the Company to obtain
     from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company of the lawful issuance and sale of its stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell stock as to which the requisite authority has not been obtained.

     IN WITNESS WHEREOF, WISMER*MARTIN, INC. has caused this Agreement to be executed by its President and Optionee has executed this Agreement, both as of the day and year first above written.


COMPANY:                      WISMER*MARTIN, INC.



                                    /s/ Ronald L. Holden
                              -----------------------------------


OPTIONEE:                        /s/ William E. Campbell III
                              -----------------------------------
                              WILLIAM CAMPBELL


               Address:          1336 98th Avenue NE
                              -----------------------------------

                                 Bellevue, WA  98004
                              -----------------------------------

                     NON-QUALIFIED STOCK OPTION TO PURCHASE
                          SHARES OF WISMER*MARTIN, INC.

                               WISMER*MARTIN, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT dated the 18TH day of March, 1995, to be effective January 31, 1995, between WISMER*MARTIN, INC., a Washington corporation (hereinafter the "Company"), and JOHN F. PEREZ (hereinafter the "Optionee").

1. GRANT OF OPTION/PURCHASE PRICE. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of 200,000 shares of common stock of the Company ("Stock") at the purchase price of $1.60 per share.

2.   ACCRUAL AND EXERCISE OF OPTION.

     a.  ACCRUAL OF INCREMENT.   This option may be exercised in full (without
         increments) at any time and the exercisability date is January 31, 1995 for purposes of this agreement.

     b. THREE YEAR EXERCISE PERIOD. Each increment shall be assigned an "exercisability date" which shall be the date said increment became exercisable under Section 2(a). For the purpose of this agreement, the "exercise period" with respect to an increment shall be the period beginning on said increment's exercisability date and ending on the earlier of (i) the date specified at Section 2(d), below, or
         (ii) the third anniversary of said exercisability date. The Optionee shall have the right to purchase any shares covered by an increment, in the manner set forth in Section 2(c), below, during said increment's exercise period. The right to purchase any shares covered by an increment shall terminate and lapse as of the last day of said increment's exercise period.

     c. METHOD OF EXERCISE. During the increment's exercise period, Optionee may exercise his rights hereunder with respect to said increment in installments (equal or unequal), at any time or times, as determined by Optionee; provided, this option with respect to an increment, in whole or in part, Optionee must, during the exercise period, deliver to the Company a notice of exercise along with the full cash purchase price required at Section 1 of the shares to be purchased. Upon receiving notice of exercise and the cash purchase price, the Company shall prepare and issue to the Optionee a certificate for the number of shares designated in the notice. Optionee may only exercise his rights hereunder in sequential order. Thus, for example, there may be no exercise with respect to the second increment while any portion of the first increment is outstanding. For the purchase of this Agreement, an increment will be treated as outstanding until such increment is exercised in full or is expired by reason of termination and lapse under Section 2(b) above.

         d.   TERMINATION OF ACCRUALS/TERMINATION OF PURCHASE RIGHTS.

          i) TERMINATION FOR CAUSE. Upon an occurrence of an event which constitutes a basis for the termination of Optionee's employment "for cause", all rights under this Option Agreement, both accrued
              and unaccrued, shall terminate and lapse.   Thus, upon the date
              of said event, no unexerciseable increment shall thereafter become exercisable and no further purchases with respect to outstanding and exercisable increments may occur. For the purposes of this Section 2(d)(i), any of the following shall constitute a basis for a "for cause" termination:

              (a) CONVICTION OF A CRIME. The conviction of the Optionee of any (i) crime involving moral turpitude, or (ii) any felony.

              (b) BREACH OF FIDUCIARY OBLIGATION. The Optionee's breach of any fiduciary obligation owed to the Company.

              (c) The Optionee's failure to diligently and satisfactorily discharge his obligations of employment (for reasons other than death or disability).

          ii) TERMINATION OF EMPLOYMENT WITHOUT CAUSE. Upon the date of Optionee's employment with the Company is terminated by Optionee or Company without cause, (a) no exercisable increment under
              Section 2(a) shall thereafter become exercisable, and (b) Optionee shall have the right, exercisable within sixty (60) days after said employment termination, to exercise this Option (with respect to any increment exercisable on the date of said employment termination) in the manner described at Section 2(c). Upon the expiration of said sixty (60) day period, all rights under this Option Agreement shall terminate and lapse. For purposes of the foregoing, the date of employment termination shall mean the earlier of the date on which the Optionee or the Company gives notices to the other of Optionee's termination of employment or the date said employment actually terminates.

          iii) TERMINATION BY REASON OF DEATH OR DISABILITY. Upon the Optionee's death or disability, (A) no unexerciseable increment under Section 2(a) shall thereafter become exercisable, (b) the Personal Representative (or other legal representative) of Optionee's estate shall have the right, exercisable within ninety (90) days after the date of Optionee's death or the date of Optionee's

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

               disability, to exercise this option (with respect to any increment exercisable on the date of death or disability) in the manner described in Section 2(c). Upon the expiration of said ninety (90) day period, all rights under this Option Agreement shall terminate and lapse. For the purposes of the foregoing, (A) Optionee's employment shall be considered to have terminated by reason of disability if Optionee, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment with the Company for an indefinite period which the Company determines to be of long and continued duration, and (B) the date of disability shall be the date of said determination by the Company.

          iv) DISSOLUTION/MERGER OR SALE OF ASSETS. Optionee's rights in the event of a dissolution, merger or sale of assets shall be as set forth at Section 8.

     e. NONTRANSFERABILITY. Except as specifically provided at Section 2(d), this Option shall be exercisable only by Optionee, as permitted under this Agreement, while Optionee is employed by the Company.

     f. ADJUSTMENTS. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the common stock, then in any such event, the number and kind of shares subject to this option and their purchase price per share may be appropriately increased or decreased consistent with such change in such manner as the Company's Board of Directors, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted Optionee hereunder. Any adjustment so made or any decision not to make an adjustment shall be final and binding upon Optionee.

     g.   NO RIGHTS AS SHAREHOLDER.   Optionee shall have no rights as a
          shareholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

     h. NO RIGHT TO CONTINUE EMPLOYMENT. This option shall not confer upon Optionee any right with respect to continuance of employment by the Company, nor interfere in any way with the right of the Company to terminate his employment at any time.

     i. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. In addition, the Company shall not be required to issue or

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

          deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed, and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company, in its sole discretion, shall determine to be necessary to be advisable. This option may not be exercised and the Company shall have no liability under this agreement if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to any applicable law.

     j.   WITHHOLDING TAXES.   Prior to the issuance of Stock pursuant to any
          exercise, the Company shall (i) require the Optionee to remit to the Company an amount sufficient to satisfy all withholdings and employment taxes, and other obligations of the Company arising as a result of Optionee's exercise, or (ii) make such other arrangements for the payment of such obligations as the Board of Directors shall determine.

3. RESTRICTIONS. Shares of common stock acquired pursuant to this Option shall be subject to any and all federal and state securities laws and other restrictions applicable to the common stock of the Company.

4. NOTICES. Any notice hereunder to the Company shall be addressed to it at its offices. 12828 N. Newport Highway, Mead, Washington 99021, and any notice hereunder to Optionee shall be addressed to him at the address specified below; subject to the right of either party to designate at any time hereafter in writing some other address. Notice shall be in writing delivered in person (effective upon deliver) or by U.S. or certified mail, return receipt requested (effective when properly addressed and mailed).

5. GOVERNING LAW. This Agreement shall be interpreted, construed and governed according to the laws of the State of Washington.

6. ATTORNEYS FEES. In the event that any party shall bring an action in connection with the performance, breach or interpretation of this agreement, or in any way relating to the transactions contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party all reasonable costs and expenses of litigation, including attorneys fees, court costs, costs of investigation, accounting and other costs reasonably related to such litigation, in such amount as may be determined in the sole discretion of the court having jurisdiction over such action.

7. ENTIRE AGREEMENT; AMENDMENT. This Agreement shall constitute the entire agreement between the parties hereto respecting options hereunder and may not be modified or amended, except by a written instrument signed by each of the parties hereto, expressing such modification or amendment. This Agreement completely supersedes any other agreement (oral or written)

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

     between the parties hereto respecting the options contemplated hereunder.

8. DISSOLUTION/MERGER/SALE OF ASSETS. Upon (i) the legal dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving company, or (iii) the sale of substantially all of the Company's assets, any increment which has not yet become exercisable pursuant to Section 2(a) shall automatically become exercisable and Optionee shall have the right, exercisable within thirty
     (30) days after the date of the shareholders of the Company approve said dissolution, liquidation, merger or consolidation, or sale of assets, to exercise this option, in whole or in part, by delivering to the Company, within said thirty (30) day period, a written notice of exercise along with the full cash purchase price required at Section 1 of the shares to be purchased. Upon the expiration of said thirty (30) day period, all rights under this Option Agreement shall terminate and lapse.

9.   LEGAL AUTHORITY TO ISSUE STOCK.   The inability of the Company to obtain
     from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company of the lawful issuance and sale of its stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell stock as to which the requisite authority has not been obtained.

     IN WITNESS WHEREOF, WISMER*MARTIN, INC. has caused this Agreement to be executed by its President and Optionee has executed this Agreement, both as of the day and year first above written.


COMPANY:                      WISMER*MARTIN, INC.



                                    /s/ Ronald L. Holden
                              -----------------------------------


OPTIONEE:                          /s/ John F. Perez
                              -----------------------------------
                              JOHN F. PEREZ


               Address:         P.O. Box 3264
                              -----------------------------------

                                Rancho Santa Fe, CA  92067
                              -----------------------------------


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